UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

Nicholas-Applegate Equity & Convertible Income Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year:	January 31, 2010

Date of reporting period:	January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

NFJ Dividend, Interest & Premium Strategy Fund

Nicholas-Applegate Equity & Convertible
Income Fund

Annual Report
January 31, 2010

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Letter to Shareholders

March 15, 2010

Dear Shareholder:

Please find enclosed the annual report for NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund (collectively the “Funds”) for the fiscal year ended January 31, 2010.

U.S. stocks advanced solidly during the fiscal period as investors moved capital into stocks and corporate bonds and away from lower yielding government bonds. The Russell 3000 Index, a broad measure of U.S. stock market performance, gained 35.05% during the twelve-month period. The Russell 1000 Value Index, a measure of large-cap value-style stocks, returned 31.44%; while its growth-style counterpart, the Russell 1000 Growth Index, advanced 37.85%. Convertible securities also rallied, as the Merrill Lynch All Convertibles Index advanced 46.62% during the twelve months ended January 31, 2010.

The Federal Reserve held the Federal Funds Rate, the key target rate on loans between member banks, to a historically low target range of 0.00% to 0.25% during the period and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of quantitative easing, the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. You may also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights
January 31, 2010 (unaudited)

•	For the fiscal year ended January 31, 2010, the NFJ Dividend, Interest & Premium Strategy Fund returned 27.38% on net asset value and 17.31% on market price.

•

U.S. equities advanced during the period. Among large cap value stocks, as represented by the Russell 1000 Value Index, all sectors posted positive returns. Index constituents in the recovering financials and consumer discretionary sectors contributed most significantly to overall gains for the index. On average, utility and energy companies underperformed the benchmark return.

•

In energy, a gradual rise in crude oil prices during the period served to push share prices higher for exploration and production companies and for oilfield services firms. This benefited NFJ’s equity positions in offshore oil contractor Diamond Offshore Drilling and oilfield services firm Halliburton. Production-oriented energy company stocks are typically more sensitive to changes in energy commodity prices than are those of the larger, more vertically integrated refining and retail distribution companies. The Fund’s underweighting of integrated oil companies contributed to performance relative to the Russell 1000 Value Index for the period.

•

In telecommunications, a position in wireless communications tower operator Crown Castle benefited performance relative to the Russell 1000 Value Index. During the period, the company delivered steady returns, outperforming the larger telecommunications services providers that waged a pitched battle for market share throughout the period.

•	In the equity portion of the portfolio, underweight positions in financials and materials detracted from performance.

•

After a solid fourth quarter in 2009, the convertible index enjoyed the best-performing year in history. The rally was constructive for the market, as it continued across all industries and qualities. Speculative grade issuers led performance over the time period and smaller-capitalized companies continued to outperform their large- and mid-cap counterparts While the underlying equity is starting to become a bigger driver of convertible performance, credit was the primary driver of convertible returns during the period.

•

In addition to broad economic statistics and technical factors such as access to capital, corporate profits took center stage. Quarterly earnings reports were generally better than expected for the last two quarters of 2009. Initially, many companies performed better than they may have if not for more than a year of cost cutting initiatives. As the year progressed, demand emerged.

•

In 2009, $37.2 billion was raised in the convertible new issuance market. In the first half of 2009, many companies accessed the corporate debt markets instead of the convertible markets in order to avoid shareholder dilution at depressed stock prices. As the equity markets gained during the second half of 2009, convertible new issuance increased.

•

The Fund’s positions in the Automotive, Energy and Technology industries contributed to performance during the period. Automotive companies benefited from improved consumer demand and continued cost cutting. Ford Motor was a beneficiary. Energy companies were positive over the time period, as earnings and margins came in ahead of expectations. Chesapeake Energy and Whiting Petroleum benefited. Financial issuers Bank of America, Fifth Third Bancorp and Citigroup advanced as the companies improved their balance sheets and credit metric improved over the course of the year.

•	The Fund’s positions in the Healthcare and Utility industries hindered relative performance during the reporting period due to rotation into higher beta industries.

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NFJ Dividend, Interest & Premium Strategy Fund Performance & Statistics
January 31, 2010 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 year	17.31%	27.38%

3 year	(10.53)%	(5.60)%

Commencement of Operations (2/28/05) to 1/31/10	(2.83)%	1.17%

Market Price/NAV Performance:
Commencement of Operations (2/28/05) to 1/31/10
Market Price
NAV

Market Price/NAV:

Market Price	$14.50

NAV	$17.30

Discount to NAV	(16.18)%

Market Price Yield(2)	4.14%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to shareholders less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution (comprised of net investment income and short-term capital gains, if any) payable to shareholders by the market price per share at January 31, 2010.

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Nicholas-Applegate Equity & Convertible Income Fund Fund Insights
January 31, 2010 (unaudited)

•	For the fiscal year ended January 31, 2010, the Nicholas-Applegate Equity & Convertible Income Fund returned 40.81% on net asset value and 30.75% on market price.

•

During the period equity markets rebounded from the lows experienced in March 2009. In 2008, convertible investors endured the worst-performing year in history. After a solid fourth quarter in 2009, the convertible index enjoyed the best-performing year in history.

•

The rally was constructive for the equity and credit markets, as it continued across all market capitalizations, industries and qualities. The largest-capitalized companies in the Russell 1000 Growth Index outperformed. Convertible speculative grade issuers led performance over the time period and smaller- capitalized convertible companies continued to outperform their large- and mid-cap counterparts. While underlying equity became a more prominent driver of convertible performance, credit was the primary driver of convertible returns during the reporting period.

•

In addition to broad economic statistics and technical factors such as access to capital, corporate profits took center stage. Quarterly earnings reports were generally better than expected for the last two quarters of 2009. Initially, many companies performed better than they may have if not for more than a year of cost cutting initiatives. As the year progressed, demand emerged.

•

Equity positions in the Technology, Energy and Automotive industries benefitted Fund performance over the reporting period. Technology companies benefited from better end market demand and leaner inventories in the semiconductor and software markets. Energy companies benefited from better earnings as a result of improved operating efficiencies and higher commodity prices. Companies in the automotive supply chain benefited from re-ramping production expectations and leaner operations.

•

Convertible positions in the Automotive, Energy, and Financial industries bolstered Fund performance during the reporting period. Automotive companies benefited from improved consumer demand and continued cost cutting. Energy companies contributed to performance during the reporting period, as earnings and margins came in ahead of expectations. Financial issuers advanced as companies improved their balance sheets and credit metrics improved over the course of the year.

•	The Fund’s equity and convertible positions in the Healthcare and Utilities industries detracted from performance during the period due to a rotation into higher beta industries.

•

Expectations of market volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), averaged 29.7. The VIX Index began the reporting period at the mid forties, and declined to the mid twenties during the reporting period. The Fund was opportunistic and able to capture call option premiums on both index and stock-specific call options.

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Nicholas-Applegate Equity & Convertible Income Fund Performance & Statistics
January 31, 2010 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	30.75%	40.81%
Commencement of Operations (2/27/07) to 1/31/10	(5.71)%	(1.44)%

Market Price/NAV Performance:
Commencement of Operations (2/27/07) to 1/31/10
Market Price
NAV

Market Price/NAV:
Market Price	$15.83
NAV	$17.58
Discount to NAV	(9.95)%
Market Price Yield(2)	6.25%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to shareholders less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution (comprised of net investment income and short-term capital gains, if any) payable to shareholders by the market price per share at January 31, 2010.

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Shares (000)		Value
COMMON STOCK—74.0%
	Aerospace & Defense—2.6%
700	Boeing Co. (a)	$42,420,000
	Capital Markets—1.4%
150	Goldman Sachs Group, Inc.	22,308,000
	Commercial Services & Supplies—1.6%
400	RR Donnelley & Sons Co. (a)	7,928,000
573	Waste Management, Inc.	18,351,830
		26,279,830
	Communications Equipment—0.5%
200	Harris Corp.	8,584,000
	Diversified Financial Services—0.8%
336	JP Morgan Chase & Co. (a)	13,083,334
	Diversified Telecommunication Services—8.2%
1,200	AT&T, Inc. (a)	30,432,000
700	CenturyTel, Inc.	23,807,000
950	Verizon Communications, Inc. (a)	27,949,000
5,000	Windstream Corp. (a)	51,550,000
		133,738,000
	Electric Utilities—1.1%
204	Edison International (a)	6,797,280
152	Entergy Corp.	11,580,348
		18,377,628
	Energy Equipment & Services—4.3%
500	Diamond Offshore Drilling, Inc. (a)	45,765,000
810	Halliburton Co.	23,660,100
		69,425,100
	Food & Drug Retailing—0.9%
1,000	SUPERVALU, Inc.	14,710,000
	Food Products—1.1%
633	Kraft Foods, Inc.—Cl. A	17,519,844
	Health Care Equipment & Supplies—0.5%
200	Medtronic, Inc. (a)	8,578,000
	Household Durables—1.7%
300	Black & Decker Corp. (a)	19,398,000
100	Whirlpool Corp.	7,518,000
		26,916,000
	Household Products—1.3%
350	Kimberly-Clark Corp.	20,786,500
	Industrial Conglomerates—2.4%
200	3M Co.	16,098,000
1,439	General Electric Co. (a)	23,137,785
		39,235,785

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Shares (000)		Value
	Insurance—6.2%
700	Allstate Corp. (a)	$20,951,000
1,303	Lincoln National Corp. (a)	32,017,908
680	MetLife, Inc.	24,016,223
490	Travelers Cos, Inc.	24,828,300
19	XL Capital Ltd.—Cl. A	322,487
		102,135,918
	Leisure Equipment & Products—1.7%
1,400	Mattel, Inc. (a)	27,608,000
	Machinery—1.3%
400	Caterpillar, Inc. (a)	20,896,000
	Media—1.2%
1,501	CBS Corp.—Cl. B	19,402,758
	Metals & Mining—1.3%
325	Freeport-McMoRan Copper & Gold, Inc. (a)	21,674,250
	Multi-Utilities—1.3%
800	Ameren Corp. (a)	20,440,000
	Office Electronics—1.1%
2,125	Xerox Corp.	18,530,000
	Oil, Gas & Consumable Fuels—12.6%
506	Cenovus Energy, Inc.	11,713,900
1,000	Chesapeake Energy Corp.	24,780,000
300	Chevron Corp. (a)	21,636,000
525	ConocoPhillips (a)	25,200,000
500	EnCana Corp.	15,295,000
900	Marathon Oil Corp. (a)	26,829,000
550	Royal Dutch Shell PLC —Cl. A - ADR	30,464,500
500	Total SA - ADR	28,795,000
1,200	Valero Energy Corp. (a)	22,104,000
		206,817,400
	Pharmaceuticals—6.3%
1,180	GlaxoSmithKline PLC - ADR (a)	46,035,701
169	Johnson & Johnson	10,599,327
2,500	Pfizer, Inc. (a)	46,650,000
		103,285,028
	Real Estate Investment Trust—3.2%
3,000	Annaly Capital Management, Inc.	52,140,000
	Specialty Retail—1.9%
1,104	Home Depot, Inc. (a)	30,928,642
	Textiles, Apparel & Luxury Goods—0.9%
200	VF Corp. (a)	14,406,000
	Thrifts & Mortgage Finance—3.6%
2,000	Hudson City Bancorp, Inc. (a)	26,540,000
2,200	New York Community Bancorp, Inc. (a)	33,066,000
		59,606,000

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value
	Tobacco—3.0%
1,300	Altria Group, Inc. (a)		$25,818,000
450	Reynolds American, Inc. (a)		23,940,000
			49,758,000

	Total Common Stock (cost- $1,501,533,438)		1,209,590,017

CONVERTIBLE PREFERRED STOCK— 13.6%
	Airlines—0.0%
24	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/CCC	620,575
	Capital Markets—0.2%
	Lehman Brothers Holdings, Inc. (c)(g)(i),
630	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	2,028,488
98	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,331,778
			3,360,266
	Chemicals—0.3%
130	Celanese Corp., 4.25%, 2/1/10 (k)	NR/NR	4,770,150
	Commercial Banks—0.9%
42	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (k)	Baa3/BB	5,742,326
10	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (k)	Ba1/A-	9,096,090
			14,838,416
	Commercial Services & Supplies—0.4%
62	Avery Dennison Corp., 7.875%, 11/15/20	NR/BB+	2,259,350
161	United Rentals, Inc., 6.50%, 8/1/28	Caa2/CCC	4,562,842
			6,822,192
	Consumer Finance—0.5%
16	SLM Corp., 7.25%, 12/15/10	Ba3/BB-	9,008,220
	Diversified Financial Services—4.5%
	Bank of America Corp.,
10	7.25%, 1/30/13, Ser. L (k)	Ba3/BB	8,597,500
189	10.00%, 2/3/11 (Gilead Sciences, Inc.) (i)	A2/A	9,011,357
102	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	10,621,264
	Credit Suisse Securities USA LLC (i),
367	10.00%, 9/1/10 (Bristol-Myers Squibb Co.)	Aa2/A-	8,270,661
239	10.00%, 9/9/10 (Merck & Co., Inc.)	Aa2/A-	8,008,291
879	10.00%, 1/22/11 (Ford Motor Co.)	Aa2/A-	9,730,530
	JP Morgan Chase & Co. (i),
577	10.00%, 1/14/11 (EMC Corp.)	Aa3/A+	9,828,914
518	10.00%, 1/20/11 (Symantec Corp.)	Aa3/A+	9,074,995
			73,143,512
	Electric Utilities—0.0%
18	FPL Group, Inc., 8.375%, 6/1/12	NR/NR	925,650
	Food Products—0.9%
99	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	4,262,973
	Bunge Ltd.,
96	4.875%, 12/1/11 (k)	Ba1/BB	8,466,756
4	5.125%, 12/1/10	NR/BB	2,370,000
			15,099,729

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Household Durables—1.1%
98	Newell Financial Trust I, 5.25%, 4/19/10	NR/BB	$3,438,738
16	Stanley Works, 5.125%, 5/17/12 (h)	A3/BBB+	14,304,100
			17,742,838
	Insurance—0.8%
39	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	3,616,305
347	XL Capital Ltd., 10.75%, 8/15/11	Baa2/BBB-	8,984,745
			12,601,050
	Media—0.2%
4	Interpublic Group of Cos, 5.25%, 10/15/10 (k)	NR/CCC+	2,993,550
	Metals & Mining—0.6%
82	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	8,055,671
	Vale Capital Ltd.,
21	5.50%, 6/15/10, Ser. RIO (Compania Vale do Rio Doce) (i)	NR/NR	1,085,875
			9,141,546
	Multi-Utilities—0.7%
244	AES Trust III, 6.75%, 10/15/29	B3/B	11,179,780
	Oil, Gas & Consumable Fuels—0.7%
45	ATP Oil & Gas Corp., 8.00%, 10/1/14 (e)(f)(k)	NR/NR	4,042,088
85	Chesapeake Energy Corp., 5.00%, 11/15/10 (k)	NR/B	7,220,750
			11,262,838
	Pharmaceuticals—0.6%
39	Merck & Co., Inc., 6.00%, 8/13/10	A2/A-	9,880,943
	Real Estate Investment Trust—1.2%
177	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (k)	NR/NR	3,801,200
602	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (c)	Caa3/C	7,409,520
131	Simon Property Group, Inc., 6.00%, 4/14/10, Ser. I (k)	Baa1/BBB	8,078,770
			19,289,490

	Total Convertible Preferred Stock (cost-$260,139,740)		222,680,745

CONVERTIBLE BONDS & NOTES — 11.5%

Principal Amount (000)
	Auto Components—0.2%
$2,200	BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	2,769,250
	Automobiles—0.2%
3,000	Ford Motor Co., 4.25%, 12/15/36	Caa1/CCC	4,027,500
	Commercial Services & Supplies—0.5%
7,000	Covanta Holding Corp., 3.25%, 6/1/14 (e)(f)	Ba3/B	7,910,000
	Communications Equipment—0.2%
2,000	Finisar Corp., 5.00%, 10/15/29 (e)(f)	NR/NR	2,450,000
	Computers & Peripherals—0.6%
8,125	Maxtor Corp., 2.375%, 8/15/12	NR/B	9,018,750
	Diversified Consumer Services—0.1%
2,000	Coinstar, Inc., 4.00%, 9/1/14	NR/BB	1,925,000

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Diversified Telecommunication Services—0.4%
$6,495	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	$6,754,800
	Electrical Equipment—1.7%
9,780	EnerSys, 3.375%, 6/1/38 (d)	B2/BB	8,410,800
7,510	General Cable Corp., 0.875%, 11/15/13	Ba3/B+	6,590,025
14,000	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	11,532,500
1,000	SunPower Corp., 4.75%, 4/15/14	NR/NR	1,041,250
			27,574,575
	Energy Equipment & Services—0.4%
8,480	Hornbeck Offshore Services, Inc., 1.625%, 11/15/26 (d)	NR/BB-	7,009,568
	Health Care Equipment & Supplies—0.2%
1,000	China Medical Technologies, Inc., 4.00%, 8/15/13, Ser. CMT	NR/NR	618,750
3,000	Inverness Medical Innovations, Inc., 3.00%, 5/15/16	NR/B-	3,420,000
			4,038,750
	Hotels, Restaurants & Leisure—0.5%
5,495	International Game Technology, 3.25%, 5/1/14 (e)(f)	Baa2/BBB	6,525,313
1,402	Mandalay Resort Group, 1.003%, 3/21/33 (c)(g)(h)	Caa2/CCC+	1,513,970
			8,039,283
	Household Durables—0.1%
750	Newell Rubbermaid, Inc., 5.50%, 3/15/14	NR/BBB-	1,295,625
	Internet Software & Services—0.3%
4,200	Equinix, Inc., 2.50%, 4/15/12	NR/B-	4,431,000
	IT Services—0.8%
	Alliance Data Systems Corp.,
8,020	1.75%, 8/1/13	NR/NR	7,739,300
2,000	4.75%, 5/15/14 (e)(f)	NR/NR	2,867,500
2,540	DST Systems, Inc., 4.125%, 8/15/23	NR/NR	2,797,175
			13,403,975
	Machinery—0.4%
6,035	AGCO Corp., 1.25%, 12/15/36	NR/BB	6,193,419
	Media—0.2%
3,765	Liberty Media LLC, 3.125%, 3/30/23	B1/BB-	3,906,187
	Metals & Mining—0.6%
2,500	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	2,887,500
4,000	United States Steel Corp., 4.00%, 5/15/14	Ba3/BB	6,310,000
			9,197,500
	Oil, Gas & Consumable Fuels—0.8%
3,500	Chesapeake Energy Corp., 2.50%, 5/15/37	Ba3/BB	2,988,125
9,675	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	9,662,906
			12,651,031
	Pharmaceuticals—0.6%
5,500	Biovail Corp., 5.375%, 8/1/14 (e)(f)	NR/NR	6,551,875
3,000	Valeant Pharmaceuticals International, 4.00%, 11/15/13	NR/B-	3,682,500
			10,234,375

NFJ Dividend, Interest & Premium Strategy Fund
10	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Real Estate Investment Trust—1.1%
$2,950	Boston Properties LP, 3.75%, 5/15/36	NR/A-	$2,975,812
45	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	41,963
5,800	Digital Realty Trust LP, 4.125%, 8/15/26 (e)(f)	NR/NR	8,783,375
5,000	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	5,468,750
			17,269,900
	Road & Rail—0.1%
1,500	Hertz Global Holdings, Inc., 5.25%, 6/1/14	NR/CCC+	2,175,000
	Semiconductors & Semiconductor Equipment—0.7%
11,785	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B-	11,637,687
	Software—0.8%
5,000	Lawson Software, Inc., 2.50%, 4/15/12	NR/NR	4,950,000
8,500	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	8,893,125
			13,843,125

	Total Convertible Bonds & Notes (cost-$180,737,461)		187,756,300

SHORT-TERM INVESTMENTS—1.5%

	Time Deposits—1.5%
14,616	Bank of America-Toronto, 0.03%, 2/1/10		14,615,822
10,433	Societe Generale-Paris, 0.03%, 2/1/10		10,433,148
	(cost-$25,048,970)		25,048,970

	Total Investments, before call options written
	(cost-$1,967,459,609—100.6%)		1,645,076,032

CALL OPTIONS WRITTEN (b)—(0.4)%

Contracts
	American Stock Exchange Morgan Stanley Cyclical Index,
400	strike price $880, expires 3/19/10		(160,000)
	iShares Dow Jones U.S. Telecommunications,
20,000	strike price $19, expires 3/19/10		(600,000)
	Morgan Stanley Cyclical Flex Index,
400	strike price $840, expires 2/5/10		(2,080)
400	strike price $865, expires 2/12/10		(5,560)
350	strike price $920, expires 3/5/10		(7,735)
350	strike price $925, expires 3/12/10		(14,070)
	Morgan Stanley Cyclical Index
400	strike price $870, expires 2/19/10		(164,000)
	New York Stock Exchange Arca Mini Oil Flex Index,
6,000	strike price $54, expires 2/12/10		(24,000)
6,000	strike price $55, expires 2/5/10		—
6,000	strike price $56, expires 3/5/10		(59,400)
6,000	strike price $56, expires 3/12/10		(91,800)

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2010

Contracts		Value

	New York Stock Exchange Arca Mini Oil Index,
1,500	strike price $52.50, expires 3/19/10	$(172,500)
15,000	strike price $55, expires 2/19/10	(375,000)
4,500	strike price $55, expires 3/19/10	(157,500)
3,000	strike price $57.50, expires 2/19/10	(90,000)
	Philadelphia Stock Exchange KBW Bank Flex Index,
7,000	strike price $49.50, expires 3/12/10	(589,400)
	Philadelphia Stock Exchange KBW Bank Index,
2,000	strike price $45, expires 2/19/10	(485,000)
5,000	strike price $46, expires 2/19/10	(875,000)
9,500	strike price $50, expires 3/19/10	(878,750)
9,500	strike price $51, expires 3/19/10	(641,250)
	Standard & Poor’s 500 Flex Index,
300	strike price $1125, expires 2/12/10	(25,530)
300	strike price $1130, expires 2/5/10	—
250	strike price $1160, expires 3/5/10	(43,550)
	Standard & Poor’s 500 Index,
300	strike price $1120, expires 3/19/10	(363,000)
300	strike price $1130, expires 2/19/10	(81,000)
600	strike price $1130, expires 3/19/10	(558,000)
300	strike price $1135, expires 2/19/10	(64,500)
	Total Call Options Written (premiums received-$15,703,026)	(6,528,625)

	Total Investments, net of call options written
	(cost-$1,951,756,583)—100.2%	1,638,547,407

	Other liabilities in excess of other assets—(0.2)%	(2,819,805)

	Net Assets—100.0%	$1,635,727,602

NFJ Dividend, Interest & Premium Strategy Fund
12	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Shares (000)		Value
COMMON STOCK—70.7%
	Aerospace & Defense—1.6%
74	L-3 Communications Holdings, Inc.	$6,192,162
	Auto Components—1.6%
226	Johnson Controls, Inc.	6,286,797
	Automobiles—1.4%
497	Ford Motor Co. (a)(b)	5,391,816
	Beverages—5.1%
149	Coca-Cola Co. (a)	8,056,125
127	Molson Coors Brewing Co.—Cl. B	5,346,600
114	PepsiCo, Inc.	6,796,680
		20,199,405
	Biotechnology—2.0%
164	Gilead Sciences, Inc. (b)	7,916,280
	Communications Equipment—6.0%
39	Aviat Networks, Inc. (b)	277,735
314	Cisco Systems, Inc. (b)	7,048,839
156	Harris Corp.	6,674,060
142	Qualcomm, Inc.	5,557,142
61	Research In Motion Ltd. (b)	3,827,968
		23,385,744
	Computers & Peripherals—4.7%
25	Apple, Inc. (a)(b)	4,879,848
379	EMC Corp. (a)(b)	6,311,262
58	International Business Machines Corp. (a)	7,061,903
		18,253,013
	Diversified Financial Services—0.8%
84	JP Morgan Chase & Co.	3,263,172
	Diversified Telecommunication Services—1.5%
202	Verizon Communications, Inc.	5,942,840
	Electric Utilities—1.1%
54	Entergy Corp.	4,136,154
	Electronic Equipment, Instruments & Components—1.5%
149	Amphenol Corp.—Cl. A	5,936,160
	Energy Equipment & Services—3.9%
69	Diamond Offshore Drilling, Inc.	6,306,417
96	National Oilwell Varco, Inc.	3,918,220
81	Schlumberger Ltd.	5,165,644
		15,390,281
	Health Care Equipment & Supplies—3.9%
111	Baxter International, Inc.	6,398,249
27	Intuitive Surgical, Inc. (b)	8,847,778
		15,246,027
	Health Care Providers & Services—4.2%
140	McKesson Corp. (a)	8,234,800
133	Medco Health Solutions, Inc. (a)(b)	8,152,248
		16,387,048

NFJ Dividend, Interest & Premium Strategy Fund
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Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Shares (000)		Value
	Hotels Restaurants & Leisure—1.9%
119	McDonald’s Corp. (a)	$7,410,441
	Household Products—1.9%
121	Procter & Gamble Co. (a)	7,472,170
	Independent Power Producers & Energy Traders—1.7%
92	Constellation Energy Group, Inc.	2,969,760
154	NRG Energy, Inc. (b)	3,712,916
		6,682,676
	Industrial Conglomerates—1.5%
122	General Electric Co.	1,969,141
209	Textron, Inc. (a)	4,079,817
		6,048,958
	Insurance—1.6%
53	MetLife, Inc.	1,878,459
87	Prudential Financial, Inc.	4,349,130
		6,227,589
	Internet Software & Services—1.9%
14	Google, Inc.—Cl. A (a)(b)	7,411,880
	Machinery—4.2%
176	AGCO Corp. (a)(b)	5,430,887
101	Deere & Co.	5,039,955
133	Joy Global, Inc. (a)	6,101,716
		16,572,558
	Metals & Mining—1.8%
105	Freeport-McMoRan Copper & Gold, Inc.	7,015,788
	Multiline Retail—1.8%
139	Target Corp.	7,106,022
	Oil, Gas & Consumable Fuels—3.1%
90	Occidental Petroleum Corp.	7,034,932
121	Peabody Energy Corp. (a)	5,100,732
		12,135,664
	Pharmaceuticals—2.9%
137	Abbott Laboratories	7,252,780
63	Johnson & Johnson	3,978,284
		11,231,064
	Semiconductors & Semiconductor Equipment—3.4%
355	Intel Corp. (a)	6,877,300
289	Texas Instruments, Inc.	6,498,000
		13,375,300
	Software—3.7%
261	Microsoft Corp. (a)	7,340,890
305	Oracle Corp. (a)	7,035,606
		14,376,496

	Total Common Stock (cost-$374,808,443)	276,993,505

NFJ Dividend, Interest & Premium Strategy Fund
14	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Shares (000)			Credit Rating (Moody’s/S&P)*	Value
CONVERTIBLE PREFERRED STOCK—15.7%
		Capital Markets—0.3%
		Lehman Brothers Holdings, Inc. (c)(g)(i),
209		6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	$673,534
33		28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	455,286
				1,128,820
		Chemicals—0.5%
49		Celanese Corp., 4.25%, 2/1/10 (k)	NR/NR	1,782,375
		Commercial Banks—1.1%
14		Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (k)	Baa3/BB	1,957,455
3		Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (k)	Ba1/A-	2,545,020
				4,502,475
		Commercial Services & Supplies—1.2%
49		Avery Dennison Corp., 7.875%, 11/15/20	NR/BB+	1,788,500
102		United Rentals, Inc., 6.50%, 8/1/28	Caa2/CCC	2,900,615
				4,689,115
		Consumer Finance—0.6%
4		SLM Corp., 7.25%, 12/15/10	Ba3/BB-	2,309,800
		Diversified Financial Services—3.0%
4		Bank of America Corp., 7.25%, 1/30/13, Ser. L (k)	Ba3/BB	3,823,625
25		Citigroup, Inc., 7.50%, 12/15/12	NR/NR	2,603,046
		Credit Suisse Securities USA LLC (i),
70		10.00%, 9/1/10 (Bristol-Myers Squibb Co.)	Aa2/A-	1,568,436
51		10.00%, 9/9/10 (Merck & Co., Inc.)	Aa2/A-	1,719,120
—	(j)	GMAC, Inc., 7.00%, 12/31/11, Ser. G (e)(f)(k)	NR/C	71,475
		JP Morgan Chase & Co.,
113		10.00%, 1/20/11 (Symantec Corp.) (i)	Aa3/A+	1,978,630
				11,764,332
		Electric Utilities—0.2%
18		FPL Group, Inc., 8.375%, 6/1/12	NR/NR	938,400
		Food Products—1.5%
58		Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	2,475,330
39		Bunge Ltd., 4.875%, 12/1/11 (k)	Ba1/BB	3,409,550
				5,884,880
		Household Durables—1.2%
5		Stanley Works, 5.125%, 5/17/12 (h)	A3/BBB+	4,752,800
		Insurance—1.0%
28		Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	2,583,075
53		XL Capital Ltd., 10.75%, 8/15/11	Baa2/BBB-	1,363,918
				3,946,993
		Multi-Utilities—1.2%
102		AES Trust III, 6.75%, 10/15/29	B3/B	4,692,210
		Oil, Gas & Consumable Fuels—1.1%
20		ATP Oil & Gas Corp., 8.00%, 10/1/14 (e)(f)(k)	NR/NR	1,819,388
27		Chesapeake Energy Corp., 5.00%, 11/15/10 (k)	NR/B	2,324,750
				4,144,138

NFJ Dividend, Interest & Premium Strategy Fund
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Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Shares (000)		Credit Rating (Moody’s/S&P)*	Value
	Pharmaceuticals—1.1%
8	Merck & Co., Inc., 6.00%, 8/13/10	A2/A-	$2,127,414
2	Mylan, Inc., 6.50%, 11/15/10	NR/B	2,248,320
			4,375,734
	Real Estate Investment Trust—1.7%
121	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (k)	NR/NR	2,595,050
207	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (c)	Caa3/C	2,549,790
24	Simon Property Group, Inc., 6.00%, 4/14/10, Ser. I (k)	Baa1/BBB	1,480,080
			6,624,920

	Total Convertible Preferred Stock (cost-$83,759,033)		61,536,992

CONVERTIBLE BONDS & NOTES—9.7%

Principal Amount (000)
	Auto Components—0.5%
$1,425	BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	1,793,719
	Commercial Services & Supplies—1.2%
4,800	Bowne & Co., Inc., 6.00%, 10/1/33 (d)	B3/CCC+	4,626,000
	Computers—1.3%
4,925	Maxtor Corp., 6.80%, 4/30/10	Ba3/NR	4,998,875
	Diversified Consumer Services—0.5%
2,000	Coinstar, Inc., 4.00%, 9/1/14	NR/BB	1,925,000
	Electrical Equipment—1.4%
1,830	EnerSys, 3.375%, 6/1/38 (d)	B2/BB	1,573,800
4,605	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	3,793,369
			5,367,169
	Electronic Equipment, Instruments & Components—0.3%
1,335	Anixter International, Inc., 1.00%, 2/15/13	NR/BB-	1,228,200
	Energy Equipment & Services—0.3%
1,625	Hornbeck Offshore Services, Inc., 1.625%, 11/15/26 (d)	NR/BB-	1,343,225
	Health Care Providers & Services—0.4%
1,850	Omnicare, Inc., 3.25%, 12/15/35, Ser. OCR	B3/B+	1,517,000
	Internet Software & Services—0.5%
2,300	VeriSign, Inc., 3.25%, 8/15/37	NR/NR	1,929,125
	IT Services—0.7%
2,850	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	2,750,250
	Pharmaceuticals—0.5%
1,675	Biovail Corp., 5.375%, 8/1/14 (e)(f)	NR/NR	1,995,344
	Real Estate Investment Trust—1.0%
2,000	Boston Properties LP, 3.75%, 5/15/36	NR/A-	2,017,500
2,200	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	2,051,500
			4,069,000
	Semiconductors & Semiconductor Equipment—0.4%
1,950	Micron Technology, Inc., 1.875%, 6/1/14	NR/B-	1,708,687

NFJ Dividend, Interest & Premium Strategy Fund
16	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Software—0.7%
$1,100	Macrovision Corp., 2.625%, 8/15/11	NR/B	$1,276,000
1,400	Nuance Communications, Inc., 2.75%, 8/15/27	NR/B-	1,464,750
			2,740,750

	Total Convertible Bonds & Notes (cost-$40,544,611)		37,992,344

CORPORATE BONDS & NOTES—2.4%
	Banks—0.1%
400	GMAC LLC, 6.75%, 12/1/14	Ca/B	393,000
	Paper & Forest Products—0.2%
1,000	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	935,000
	Pipelines—0.9%
4,340	Dynegy Holdings, Inc., 7.75%, 6/1/19	B3/B	3,493,700
	Wireless Telecommunication Services—1.2%
4,600	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/NR	4,772,500

	Total Corporate Bonds & Notes (cost-$9,992,462)		9,594,200

SHORT-TERM INVESTMENT—1.3%
	Time Deposit—1.3%
5,251	Citibank-London, 0.03%, 2/1/10 (cost-$5,251,208)		5,251,208

	Total Investments, before call options written (cost-$514,355,757—99.8%)		391,368,249

CALL OPTIONS WRITTEN (b)—(0.0)%

Contracts

	AGCO Corp.,
270	strike price $35, expires 2/19/10		(5,670)
	Apple, Inc.,
175	strike price $230, expires 2/19/10		(3,325)
	EMC Corp.,
2,650	strike price $19, expires 2/19/10		(5,300)
	Ford Motor Co.,
3,480	strike price $12, expires 2/19/10		(45,240)
	Google, Inc.—Cl. A,
100	strike price $630, expires 2/19/10		(2,500)
	Intel Corp.,
2,480	strike price $22, expires 2/19/10		(9,920)
	International Business Machines Corp.,
400	strike price $140, expires 2/19/10		(1,600)
	Joy Global, Inc.,
180	strike price $60, expires 2/19/10		(1,440)
	McDonald’s Corp.,
830	strike price $65, expires 2/19/10		(14,940)
	McKesson Corp.,
980	strike price $65, expires 2/19/10		(8,820)

NFJ Dividend, Interest & Premium Strategy Fund
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Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2010

Contracts		Value

	Medco Health Solutions, Inc.,
925	strike price $65, expires 2/19/10	$(37,000)
	Microsoft Corp.,
1,825	strike price $32, expires 2/19/10	(7,300)
	Oracle Corp.,
2,135	strike price $26, expires 2/19/10	(6,405)
	Peabody Energy Corp.,
170	strike price $55, expires 2/19/10	(340)
	Textron, Inc.,
465	strike price $24, expires 2/19/10	(2,325)

	Total Call Options Written (premiums received-$878,695)	(152,125)

	Total Investments, net of call options written
	(cost-$513,477,062)—99.8%	391,216,124

	Other assets less other liabilities—0.2%	875,709

	Net Assets—100.0%	$392,091,833

Notes to Schedules of Investments:
*	Unaudited.
(a)	All or partial amount segregated as collateral for call options written.
(b)	Non-income producing.
(c)	In default.
(d)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(e)

Private Placement. Restricted as to resale and may not have a readily available market. Securities in NFJ Dividend, Interest and Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, with an aggregate market value of $39,130,151 and $3,886,207, representing 2.39% and 0.99% of net assets, respectively.

(f)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)

Fair-valued. Securities in NFJ Dividend, Interest and Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, with an aggregate value of $4,874,236 and $1,128,820, representing 0.30% and 0.29% of net assets, respectively. See Note 1(b) in the Notes to Financial Statements.

(h)	Variable rate security. Interest rate disclosed reflects the rate in effect on January 31, 2010.
(i)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(j)	Amount less than $500.
(k)	Perpetual maturity: Maturity date shown is the first call date.

Glossary:
ADR — American Depositary Receipt
NR — Not Rated
WR — Withdrawn Rating

NFJ Dividend, Interest & Premium Strategy Fund
18	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Assets and Liabilities
January 31, 2010

	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income

Assets:
Investments, at value (cost—$1,967,459,609 and $514,355,757, respectively)	$1,645,076,032	$391,368,249
Receivable for investments sold	6,284,647	—
Dividends and interest receivable	3,906,232	1,336,760
Prepaid expenses	21,586	5,387
Total Assets	1,655,288,497	392,710,396

Liabilities:
Call options written, at value (premiums received—$15,703,026 and $878,695, respectively)	6,528,625	152,125
Payable for investments purchased	11,525,849	—
Investment management fees payable	1,293,673	349,053
Accrued expenses	212,748	117,385
Total Liabilities	19,560,895	618,563
Net Assets	$1,635,727,602	$392,091,833

Composition of Net Assets
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and 22,304,189 shares issued and outstanding, respectively)	$945	$223
Paid-in-capital in excess of par	2,253,811,959	517,458,932
Undistributed (dividends in excess of) net investment income	7,833,420	(647,147)
Accumulated net realized loss	(312,709,546)	(2,459,237)
Net unrealized depreciation of investments and call options written	(313,209,176)	(122,260,938)
Net Assets	$1,635,727,602	$392,091,833
Net Asset Value Per Share	$17.30	$17.58

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Operations
For the year ended January 31, 2010

	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income

Investment Income:
Dividends (net of foreign withholding taxes of $648,109 and $0, respectively)	$60,041,662	$8,630,558
Interest	12,383,808	4,251,291
Consent and other fee income	24,764	3,492
Total Investment Income	72,450,234	12,885,341

Expenses:
Investment management fees	13,225,770	3,538,834
Shareholder communications	319,315	70,961
Custodian and accounting agent fees	313,587	76,864
Trustees’ fees and expenses	153,771	36,223
Legal fees	83,190	20,966
Audit and tax services	75,723	65,010
New York Stock Exchange listing fees	74,722	21,250
Insurance expenses	53,551	13,584
Transfer agent fees	29,273	30,316
Miscellaneous	16,545	6,544
Total expenses	14,345,447	3,880,552

Net Investment Income	58,104,787	9,004,789

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(53,576,114)	14,472,556
Call options written	(104,838,530)	933,141
Net change in unrealized appreciation/depreciation of:
Investments	459,640,837	94,008,778
Call options written	(1,624,149)	(472,612)
Net realized and change in unrealized gain on investments and
call options written	299,602,044	108,941,863
Net Increase in Net Assets Resulting from Investment Operations	$357,706,831	$117,946,652

NFJ Dividend, Interest & Premium Strategy Fund
20	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Changes in Net Assets

	NFJ Dividend,		Nicholas-Applegate
	Interest & Premium Strategy		Equity & Convertible Income
	Year ended January 31,		Year ended January 31,
	2010	2009	2010	2009
Investment Operations:
Net investment income	$58,104,787	$84,406,751	$9,004,789	$14,885,809
Net realized gain (loss) on investments and call options written	(158,414,644)	(145,432,489)	15,405,697	(16,646,180)
Net change in unrealized appreciation/depreciation of investments and call options written	458,016,688	(670,259,789)	93,536,166	(170,382,972)
Net increase (decrease) in net assets resulting from investment operations	357,706,831	(731,285,527)	117,946,652	(172,143,343)

Dividends and Distributions to Shareholders from:
Net investment income	(56,714,595)	(82,700,334)	(22,085,355)	(14,481,526)
Net realized gains	—	(104,930,451)	—	(37,096,911)
Return of capital	—	—	(2,895,337)	—
Total dividends and distributions to shareholders	(56,714,595)	(187,630,785)	(24,980,692)	(51,578,437)
Total increase (decrease) in net assets	300,992,236	(918,916,312)	92,965,960	(223,721,780)

Net Assets
Beginning of year	1,334,735,366	2,253,651,678	299,125,873	522,847,653
End of year (including undistributed (dividends in excess of) net investment income of $7,833,420, $4,106,110, $(647,147), and $252,924, respectively)	$1,635,727,602	$1,334,735,366	$392,091,833	$299,125,873

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	21

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

1. Organization and Significant Accounting Policies

NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund (collectively referred to as the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value common stock authorized.

NFJ Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Nicholas Applegate Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

NFJ Dividend, Interest & Premium Strategy Fund
22	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique method.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended January 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at January 31, 2010 in valuing each Fund’s assets and liabilities were:

NFJ Dividend, Interest & Premium Strategy:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/2010

Investments in Securities - Assets
Common Stock	$1,209,590,017	—	—	$1,209,590,017
Convertible Preferred Stock:
Airlines	—	$620,575	—	620,575
Capital Markets	—	—	$3,360,266	3,360,266
Commercial Services & Supplies	2,259,350	4,562,842	—	6,822,192
Consumer Finance	—	9,008,220	—	9,008,220
Diversified Financial Services	19,218,764	53,924,748	—	73,143,512
Household Durables	14,304,100	3,438,738	—	17,742,838
Insurance	8,984,745	3,616,305	—	12,601,050
Oil, Gas & Consumable Fuels	7,220,750	4,042,088	—	11,262,838
All Other	88,119,254	—	—	88,119,254
Convertible Bonds & Notes:
Hotels, Restaurants & Leisure	—	6,525,313	1,513,970	8,039,283
All Other	—	179,717,017	—	179,717,017
Short-Term Investments	—	25,048,970	—	25,048,970
Total Investments in Securities - Assets	$1,349,696,980	$290,504,816	$4,874,236	$1,645,076,032
Investments in Securities - Liabilities
Call Options Written	$(5,665,500)	$(863,125)	—	$(6,528,625)
Total Investments	$1,344,031,480	$289,641,691	$4,874,236	$1,638,547,407

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	23

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the fiscal year ended January 31, 2010, were as follows:

	Beginning Balance 1/31/2009	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 1/31/2010

Investments in Securities - Assets

Convertible Preferred Stock:
Capital Markets	$21,508,497	$(24,948,141)	$6,799,910	$3,360,266

Convertible Bonds & Notes:
Hotels, Restaurants & Leisure	1,513,970	—	—	1,513,970

Total Investments	$23,022,467	$(24,948,141)	$6,799,910	$4,874,236

There was no change in unrealized appreciation/depreciation of investments which the Fund held at January 31, 2010.

Change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

Nicholas-Applegate Equity & Convertible Income:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/2010

Investments in Securities - Assets
Common Stock	$276,993,505	—	—	$276,993,505
Convertible Preferred Stock:
Capital Markets	—	—	$1,128,820	1,128,820
Commercial Services & Supplies	1,788,500	$2,900,615	—	4,689,115
Consumer Finance	—	2,309,800	—	2,309,800
Diversified Financial Services	6,426,671	5,337,661	—	11,764,332
Insurance	1,363,918	2,583,075	—	3,946,993
Oil, Gas & Consumable Fuels	2,324,750	1,819,388	—	4,144,138
All Other	33,553,794	—	—	33,553,794
Convertible Bonds & Notes	—	37,992,344	—	37,992,344
Corporate Bonds & Notes	—	9,594,200	—	9,594,200
Short-Term Investment	—	5,251,208	—	5,251,208

Total Investments in Securities - Assets	$322,451,138	$67,788,291	$1,128,820	$391,368,249

Investments in Securities - Liabilities
Call Options Written	$(152,125)	—	—	$(152,125)

Total Investments	$322,299,013	$67,788,291	$1,128,820	$391,216,124

NFJ Dividend, Interest & Premium Strategy Fund
24	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2010, were as follows:

	Beginning Balance 1/31/2009	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 1/31/2010

Investments in Securities - Assets
Convertible Preferred Stock:
Capital Markets	$7,854,048	$(9,225,491)	$2,500,263	$1,128,820

There was no change in unrealized appreciation/depreciation of investments which the Fund held at January 31, 2010.

Change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures About Fair Value Measurements. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. At this time, Fund management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact on the Funds’ financial statements at January 31, 2010. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	25

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

1. Organization and Significant Accounting Policies (continued)

instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risk
In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security’s market price to interest rate (i.e. yield) movements.

The market values of equity securities, such as common and preferred stock or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk on parties with whom they trade and will also bear the risk of settlement default. The Funds seek to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on reorganized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. NFJ Investment Group LLC (“NFJ”), Oppenheimer Capital LLC (“OCC”) and Nicholas-Applegate Capital Management LLC (“NACM”), as the investment sub-advisers, seek to minimize counterparty risks to each applicable Fund by performing reviews of each counterparty. Delivery of securities sold is only made once the Funds have received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

During the year ended January 31, 2010, the Funds held synthetic convertible securities with Lehman Brothers, Inc. as the counterparty. On September 15, 2008 Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities have been written down to their estimated recoverable values.

3. Financial Derivatives Instruments
Disclosure about derivative instruments and hedging activities require qualitative disclosures regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds may sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of January 31, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Funds’ derivatives activities over the reporting period.

NFJ Dividend, Interest & Premium Strategy Fund
26	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

3. Financial Derivatives Instruments (continued)

Option Transactions
The Funds purchase and write (sell) put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments as of January 31, 2010
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at January 31, 2010:

NFJ Dividend, Interest & Premium Strategy:

Location	Market price

Liability Derivatives
Call options written, at value	$(6,528,625)

Nicholas-Applegate Equity & Convertible Income:

Location	Market price

Liability Derivatives
Call options written, at value	$(152,125)

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended January 31, 2010:

Location	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income

Realized gain (loss) on:
Call options written	$(104,838,530)	$933,141

Net change in unrealized appreciation/depreciation of:
Call options written	$(1,624,149)	$(472,612)

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

4. Investment Manager/Sub-Advisers
Each Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, the NFJ Dividend, Interest & Premium Strategy Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. Pursuant to its Agreement, the Nicholas-Applegate Equity & Convertible Income Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained its affiliates, NFJ, NACM and OCC (the “Sub-Advisers”), to manage the NFJ Dividend, Interest & Premium Strategy Fund’s equity component, convertible component and index option strategy, respectively. NACM serves as the sole sub-adviser to the Nicholas-Applegate Equity & Convertible Income Fund. Subject to the supervision of the Investment Manager, NFJ, NACM and OCC make all of NFJ Dividend, Interest & Premium Strategy Fund’s investment decisions in connection with their respective components of the applicable Fund’s investments. Subject to the supervision of the Investment Manager, NACM is responsible for making all of Nicholas-Applegate Equity & Convertible Income Fund’s investment decisions. Pursuant to the Sub-Advisory Agreements, the Investment Manager and not the Funds, pays each of the Sub-Advisers an annual fee payable on a monthly basis.

5. Investment in Securities
For the year ended January 31, 2010, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income
Purchases	$802,651,140	$324,345,423
Sales	816,861,877	336,899,543

For the year ended January 31, 2010, purchases and sales of U.S government obligations were:

	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income
Purchases	—	—
Sales	—	$2,000,000

(a) Transactions in call options written for the year ended January 31, 2010:

NFJ Dividend, Interest & Premium Strategy:	Contracts	Premiums
Options outstanding, January 31, 2009	28,100	$16,215,450
Options written	315,080	116,920,918
Options terminated in closing purchase transactions	(82,779)	(59,936,664)
Options expired	(154,750)	(57,496,642)
Options exercised	(1)	(36)
Options outstanding, January 31, 2010	105,650	$15,703,026

Nicholas-Applegate Equity & Convertible Income:	Contracts	Premiums
Options outstanding, January 31, 2009	1,682	$1,451,482
Options written	68,818	13,191,577
Options terminated in closing purchase transactions	(23,442)	(4,910,864)
Options expired	(29,993)	(8,853,500)
Options outstanding, January 31, 2010	17,065	$878,695

NFJ Dividend, Interest & Premium Strategy Fund
28	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

6. Income Tax Information
The tax character of dividends and distributions paid were:

NFJ Dividend, Interest & Premium Strategy:	Year ended January 31, 2010	Year ended January 31, 2009
Ordinary Income	$56,714,595	$185,116,740
Long-term Capital Gains	—	2,514,045

At January 31, 2010, the tax character of distributable earnings was $8,931,497 of ordinary income.

For the year ended January 31, 2010, permanent differences are primarily attributable to the differing treatment of convertible preferred securities. These adjustments were to increase undistributed net investment income and increase accumulated net realized losses by $2,337,118.

At January 31, 2010, the Fund had a capital loss carryforward of $308,882,840, $55,893,418 of which will expire in 2017 and $252,989,422 of which will expire in 2018, and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Nicholas-Applegate Equity & Convertible Income:	Year ended January 31, 2010	Year ended January 31, 2009
Ordinary Income	$22,085,355	$51,578,437
Return of capital	2,895,337	—

At January 31, 2010, there were no distributable earnings.

For the year ended January 31, 2010, permanent differences are primarily attributable to the differing treatment of convertible preferred securities and reclasses of taxable overdistributions. These adjustments were to decrease dividends in excess of net investment income by $12,180,495, increase net realized losses by $1,121,206 and decrease paid-in-capital in excess of par by $11,059,289.

At January 31, 2010, the Fund had a capital loss carryforward of $2,459,236, which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund utilized $11,059,289 of capital loss carryforward during the fiscal year ended January 31, 2010.

The Funds’ cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2010 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
NFJ Dividend, Interest & Premium Strategy	$1,968,297,781	$48,549,094	$(371,770,843)	$(323,221,749)
Nicholas-Applegate Equity & Convertible Income	514,871,444	110,275	(123,613,470)	(123,503,195)

The difference between book and tax depreciation, if any, was primarily attributable to wash sales and the tax treatment of convertible securities and premium amortization of bonds.

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial Statements
January 31, 2010

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of it affiliates (including PEA Capital LLC (“PEA”), the distributor and Allianz Global Investors of America, L.P., agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds, or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On March 12, 2010 the following quarterly dividends were declared to shareholders, payable March 30, 2010 to shareholders of record on March 22, 2010:

NFJ Dividend, Interest & Premium Strategy	$0.15 per share
Nicholas-Applegate Equity & Convertible Income	$0.28 per share

NFJ Dividend, Interest & Premium Strategy Fund
30	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights
For a share outstanding throughout each period:

					For the Period February 28, 2005* through January 31, 2006
	Year ended January 31,

	2010	2009	2008	2007

Net asset value, beginning of period	$14.12	$23.84	$25.72	$24.18	$23.88	**

Investment Operations:
Net investment income	0.61	0.89	0.80	0.75	0.70

Net realized and change in unrealized gain (loss) on investments, call options written and short sales	3.17	(8.63)	(0.44)	2.89	1.28

Total from investment operations	3.78	(7.74)	0.36	3.64	1.98

Dividends and Distributions to Shareholders from:
Net investment income	(0.60)	(0.87)	(1.01)	(0.73)		(0.65)

Net realized gains	—	(1.11)	(1.23)	(1.37)		(1.00)

Total dividends and distributions to shareholders	(0.60)	(1.98)	(2.24)	(2.10)		(1.65)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	—	—		(0.03)

Net asset value, end of period	$17.30	$14.12	$23.84	$25.72	$24.18

Market price, end of period	$14.50	$12.97	$23.26	$25.87	$22.20

Total Investment Return (1)	17.31%	(37.93)%	(1.65)%	27.15%		(4.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,635,728	$1,334,735	$2,253,652	$2,431,595	$2,285,652

Ratio of expenses to average net assets	0.98%	0.97%	0.95%	0.95%	0.94	%(2)

Ratio of net investment income to average net assets	3.95%	4.40%	3.13%	3.08%	3.27	%(2)

Portfolio turnover rate	57%	48%	82%	69%		97%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	31

Nicholas-Applegate Equity & Convertible Income Fund Financial Highlights
For a share outstanding throughout each period:

			For the Period February 27, 2007* through January 31, 2008
	Year ended January 31,

	2010	2009

Net asset value, beginning of period	$13.41	$23.44	$23.88	**

Investment Operations:
Net investment income	0.40	0.67	0.62

Net realized and change in unrealized gain (loss) on investments and call options written	4.89	(8.39)	0.68

Total from investment operations	5.29	(7.72)	1.30

Dividends and Distributions to Shareholders from:
Net investment income	(0.99)	(0.65)	(0.70)

Net realized gains	—	(1.66)	(0.99)

Return of capital	(0.13)	—	—

Total dividends and distributions to shareholders	(1.12)	(2.31)	(1.69)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	(0.05)

Net asset value, end of period	$17.58	$13.41	$23.44

Market price, end of period	$15.83	$13.10	$22.02

Total Investment Return (1)	30.75%	(31.75)%	(5.66	) %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$392,092	$299,126	$522,848

Ratio of expenses to average net assets	1.10%	1.07%	1.08	%(2)

Ratio of net investment income to average net assets	2.54%	3.42%	2.73	%(2)

Portfolio turnover rate	94%	86%	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return of a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund
32	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund (the “Funds”) at January 31, 2010, the results of each of their operations, changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 23, 2010

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	33

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Tax Information
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended January 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Total dividends for the tax year ended January 31, 2010 were as follows:

NFJ Dividend, Interest & Premium Strategy:

Dividends from ordinary income	$56,714,595

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income as 94.58%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended January 31, 2010 which qualified for the Dividends Received Deduction available to corporate shareholders was 80.54%.

Nicholas-Applegate Equity & Convertible Income:

Dividends from ordinary income	$22,085,355
Return of capital	2,895,337

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income as 29.54%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended January 31, 2010 which qualified for the Dividends Received Deduction available to corporate shareholders was 26.80%.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

NFJ Dividend, Interest & Premium Strategy Fund
34	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Annual Shareholder Meeting Results/Change in Board of Trustees
(unaudited)

Annual Shareholder Meeting Results:
The Funds held their joint annual meeting of shareholders on July 14, 2009.

Shareholders of NFJ Dividend, Interest & Premium Strategy voted to re-elect R. Peter Sullivan III and to elect Diana L. Taylor as Trustees as indicated below:

NFJ Dividend, Interest & Premium Strategy	Affirmative	Withheld Authority

Re-election of R. Peter Sullivan III - Class II to serve until 2012	83,443,176	4,790,037
Election of Diana L. Taylor - Class II to serve until 2012	83,417,820	4,815,393

Hans W. Kertess, Paul Belica, Robert E. Connor, John C. Maney and William B. Ogden, continue to serve as Trustees.

Shareholders of Nicholas-Applegate Equity & Convertible Income voted to re-elect Paul Belica, John C. Maney and to elect Diana L. Taylor as Trustees as indicated below:

Nicholas-Applegate Equity & Convertible Income	Affirmative	Withheld Authority

Re-election of Paul Belica - Class III to serve until 2010	20,387,674	429,724
Re-election of John C. Maney - Class II to serve until 2012	20,388,136	429,262
Election of Diana L. Taylor* - Class II to serve until 2012	20,339,002	478,396

Robert E. Connor, Hans W. Kertess, William B. Ogden IV and R. Peter Sullivan III, continue to serve as Trustees.

Changes in Board of Trustees:

On September 10, 2009, Diana L. Taylor resigned as a Trustee of the Funds.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	35

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Privacy Policy/Proxy Voting Policies & Procedures
(unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the 12 months period ended June 30, is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

NFJ Dividend, Interest & Premium Strategy Fund
36	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report  37

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Board of Trustees
(unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at
   2010 - NFJ/ 2011 - NIE annual meeting of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2005 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at
   2010 - NFJ/ 2012 - NIE annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2005 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at 2011
   annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at 2010
   annual meeting of shareholders.
Trustee/Director of 44 funds in Fund Complex
Trustee/Director of 16 funds in Alpine Mutual Funds
Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006 - NFJ/ 2007 - NIE
Term of office: Expected to stand for election at
   2010 - NFJ/ 2011 - NIE annual meeting of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

       NFJ Dividend, Interest & Premium Strategy Fund
38   Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2006 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at
   2012 - NFJ/ 2010 - NIE annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney †
Date of Birth: 8/3/59
Trustee since: 2006 - NFJ/ 2007 - NIE
Term of office: Expected to stand for re-election at
   2011 - NFJ/ 2012 - NIE annual meeting of shareholders.
Trustee/Director of 78 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated February 23, 2005 (for NFJ Dividend, Interest & Premium Strategy Fund) and February 22, 2007 (for Nicholas-Applegate Equity & Convertible Income Fund), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.10 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report  39

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Fund Officers
(unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005-NFJ and 2007-NIE

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005-NFJ and 2007-NIE

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005-NFJ and 2007-NIE

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005-NFJ and 2007-NIE	Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006-NFJ and 2007-NIE	Assistant Secretary of 78 funds in the Fund Complex.Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006-NFJ and 2007-NIE	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

       NFJ Dividend, Interest & Premium Strategy Fund
40   Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.10 |

Board of Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
R. Peter Sullivan III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers
NFJ Investment Group LLC
2100 Ross Avenue, Suite 1840
Dallas, TX 75201

Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds are available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,000 in 2009 and $54,000 in 2010.

b)	Audit Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,600 in 2009 and $12,600 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Equity & Convertible Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $422,104 and the 2010 Reporting Period was $566,790.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Equity & Convertible Income Fund (NIE)
(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of April 5, 2010, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Equity & Convertible Income Fund (NIE), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth is the lead portfolio manager since inception (February 2007) and oversees Nicholas-Applegate’s Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has eighteen years of investment industry experience.

Justin Kass, CFA
Managing Director, Portfolio Manager
Justin Kass has been a co-portfolio manager since September 2008 and joined the firm in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has twelve years of investment industry experience.

Michael E. Yee
Senior Vice President, Portfolio Manager
Michael Yee has been a co-portfolio manager since September 2008 and has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has sixteen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of January 31, 2010 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G.	7	2,916.9	10	1,260.5	5	679.5*
Forsyth,
CFA
Justin Kass,	7	2,916.9	10	1,260.5	5	679.5*
CFA
Michael E.	7	2,916.9	10	1,260.5	5	679.5*
Yee

*Of these other pooled investment vehicles, two accounts totaling $418.3 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a) (3)

As of January 31, 2010 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan
A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership
In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of January 31, 2010.

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000

Justin Kass	None
Michael Yee	$10,001 - $50,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Equity & Convertible Income Fund

By	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: April 5, 2010

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: April 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: April 5, 2010

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: April 5, 2010